UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                  FORM 8-K/A
                              (Amendment No. 1)


                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 1997   (May 14, 1997)


                             The Price REIT, Inc.
              (Exact name of registrant as specified in charter)


            Maryland                   1-13432                  52-1746059
 (State or Other Jurisdiction     (Commission File           (IRS Employer
      of Incorporation)                Number)             Identification No.)


           7979 Ivanhoe Avenue, Suite 524, La Jolla, California  92037
           (Address of Principal Executive Offices)     (Zip Code)

                                    (619)551-2320
            (Registrant's Telephone Number, Including Area Code)




                                        None
         (Former name or former address, if changed since last report.)





The  Price  REIT, Inc. hereby amends Item 7 of its Current Report  on  Form  8-K filed  with the Securities and Exchange Commission on May 28, 1997 to  file  the
(i) audited statement of revenue over specific operating expenses for the Smoketown Stations Center (ii) unaudited pro forma condensed financial information and (iii) consent of independent auditors.


Item 7. Financial Statements and Exhibits

    (a)  Financial Statement of Property Acquired

         Smoketown Stations Center

            Report of Independent Auditors

            Statement of Revenue Over Specific
            Operating Expenses

            Notes to Statement of Revenue Over
            Specific Operating Expenses

    (b)  Pro Forma Financial Information

            The Price REIT, Inc.
            Pro Forma Condensed Balance Sheet as of
            March 31, 1997

            The Price REIT, Inc.
            Pro Forma Condensed Statement of Income for the year ended December 31, 1996

            The Price REIT, Inc.
            Pro Forma Condensed Statement of Income for the three months ended March 31, 1997

    (c)  Exhibits

            The following exhibit is filed with this report on Form 8-K/A.

            Exhibit No.

            23.1          Consent of Independent Auditors








                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment No. 1 to Form 8-K filed on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.



                                     The Price REIT, Inc.
                                         (Registrant)




Date:  July 24, 1997                 By: /GEORGE M. JEZEK/
                                         -----------------
                                          George M. Jezek
                                          Executive Vice President,
                                          Chief Financial Officer and Secretary





                           Report of Independent Auditors


The Board of Directors and Stockholders
The Price REIT, Inc.

We have audited the accompanying statement of revenue over specific operating expenses of the Smoketown Stations Center (the "Center") for the year ended December 31, 1996. The statement is the responsibility of the Center's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of The Price REIT, Inc. as described in Note 2, and is not intended to be a complete presentation of the Center's revenue and expenses.

In our opinion, the statement of revenue over specific operating expenses referred to above presents fairly, in all material respects, the revenue over specific operating expenses of the Center, as described in Note 2, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                            /s/ Ernst & Young LLP



San Diego, California
June 24, 1997








                            Smoketown Stations Center

            Statement of Revenue Over Specific Operating Expenses
                                  (In Thousands)




                                         Year Ended    Three Months Ended
                                        December 31,       March 31,
                                             1996        1997      1996
                                         --------------------------------
                                                          (Unaudited)

Revenue
Rental income                               $5,756      $1,469    $1,301

Specific Operating Expenses (Note 2)
Rental operations, maintenance and
 management                                    670         158       209
Real estate taxes                              599         150       150
                                         --------------------------------
                                             1,269         308       359
                                         --------------------------------
Excess of Revenue over Specific
 Operating Expenses                         $4,487      $1,161      $942
                                         ================================


See accompanying notes.




                          Smoketown Stations Center

                       Notes To Statement of Revenue Over
                           Specific Operating Expenses

                          Year ended December 31, 1996


1. Acquisition and Significant Accounting Policies

ORGANIZATION

The Price REIT, Inc. (the "Company") acquired the Smoketown Stations Center (the "Center") on May 14, 1997. The Center is a 483,000 rentable square-foot shopping center located in Woodbridge, Virginia, which was built in phases between 1991 and 1995.

RENTAL INCOME

Rental income is recorded on a straight-line basis over the lives of the tenant leases.

USE OF ESTIMATES

The preparation of the Center's statement of revenue over specific operating expenses requires management to make estimates and assumptions that affect the reported amounts of revenue and specific expenses during the reporting period. Due to uncertainties inherent in the estimation process, it is possible that actual results could differ from these estimates.

2.      Basis of Presentation

The statement of revenue over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of The Price REIT, Inc. and is not intended to be a complete presentation of the Center's revenue and expenses. The statement of revenue over specific operating expenses excludes depreciation, amortization and certain other expenses of the Center which are not comparable with the future operations of the Center.

In the opinion of management, the unaudited financial information contains all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation of the statements of revenue over specific operating expenses of the Center.

Property taxes have not been adjusted to reflect the estimated reassessed value of the Center after acquisition by the Company.

The statement contains no provision for income taxes because the Company intends to continue to qualify as a real estate investment trust ("REIT") under both Federal and state statutes. A REIT is not taxed on income distributed to its stockholders, and the Company plans to distribute substantially all of its taxable income to its stockholders.

3. Rental Income

The Center is generally leased to tenants under noncancellable operating leases with remaining terms ranging from one to 18 years. Certain leases contain renewal options and provisions for percentage rental income based on a percentage of gross sales of the tenant in excess of a specified amount. During 1996, $10,000 of percentage rents are included in rental income. The leases generally contain provisions for predetermined fixed increases in rent and require the tenants to reimburse the owner for substantially all operating expenses of the properties.

Future minimum rental income due under the terms of the operating leases is as follows (in thousands):

            1997                     $5,007
            1998                      5,001
            1999                      4,841
            2000                      4,669
            2001                      4,550
            Thereafter               28,466


The following tenants account for greater than 10% of total revenues in 1996 (in thousands):

                                        Revenue
                                        -------
             Lowe's Home Centers          $938
             Best Buy                      589






                              The Price REIT, Inc.

                        Pro Forma Condensed Balance Sheet

                                 March 31, 1997
                                   (Unaudited)


The following unaudited pro forma condensed balance sheet has been presented as if the purchases of the Arboretum Crossing Center, which was previously reported on Form 8-K dated April 16, 1997 (and Amendment No. 1 thereto), and Smoketown Stations Center (collectively, the "Centers") occurred on March 31, 1997. The unaudited pro forma condensed balance sheet should be read in conjunction with the condensed consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 and Current Report on Form 8-K dated April 16, 1997 (and Amendment No. 1 thereto). In management's opinion, all adjustments necessary to reflect the purchase of the Centers and related significant transactions have been made. The unaudited pro forma condensed balance sheet is not necessarily indicative of what the actual financial position would have been at March 31, 1997, nor does it purport to present the future financial position of the Company.



                             The Price REIT, Inc.

                     Pro Forma Condensed Balance Sheet

                                 March 31, 1997
                                  (Unaudited)



                                     The                          The
                                   Company       Pro Forma      Company
                                  Historical    Adjustments    Pro Forma
                                 ----------------------------------------
                                            (In Thousands)

Assets
Rental property, net               $419,842     $ 69,872 (a)    $489,714
Investments in joint ventures        19,227          -            19,227
Other assets                         28,905       (9,872)(a)      19,033
                                 ----------------------------------------
                                   $467,974     $ 60,000        $527,974
                                 ========================================

Liabilities and Stockholders'
 Equity
Liabilities                        $175,938     $ 60,000(a)     $235,938
Stockholders' Equity                292,036          -           292,036
                                 ----------------------------------------
                                   $467,974     $ 60,000        $527,974
                                 ========================================


See accompanying proforma adjustments.



                              The Price REIT, Inc.

                Pro Forma Adjustments to Condensed Balance Sheet

                                 March 31, 1997
                                   (Unaudited)
                                 (In Thousands)


(a) Record the acquisitions of the Arboretum Crossing Center and Smoketown Stations Center from operating cash and draws from the Company's unsecured line of credit as follows:

                                                              Paid from
                                                           ------------------
  Acquisition                                                          Line
     Date         Property Name                  Cost      Cash     of Credit
  -------------   -------------------------     -----------------------------
  April 1, 1997   Arboretum Crossing Center     $23,372    $9,372    $14,000
  May 14, 1997    Smoketown Stations Center      46,500       500     46,000
                                                -----------------------------
                                                $69,872    $9,872    $60,000
                                                =============================









                              The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                      For the Year Ended December 31, 1996
                                   (Unaudited)


The following unaudited pro forma condensed statement of income for the year ended December 31, 1996 has been presented as if the Smoketown Stations Center and 1997 Acquired Properties were acquired on January 1, 1996. The 1997 Acquired Properties include Westgate Market, Broadmoor Village, Richardson Plaza, Cityplace Market, Wendover Ridge Center and Arboretum Crossing Center that were previously presented in the Company's Current Report on Amendment No. 1 to Form 8-K dated April 16, 1997 filed with the Securities and Exchange Commission. The unaudited pro forma condensed statement of income should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and Current Report on Form 8-K dated April 16, 1997 (and Amendment No. 1 thereto). In management's opinion, all adjustments necessary to reflect the above acquisitions and related significant transactions have been made. The unaudited pro forma condensed statement of income is not necessarily indicative of what actual results of operations would have been had the acquisitions and related transactions actually occurred as of January 1, 1996, nor does it purport to represent the results of operations of the Company for future periods.





                              The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                      For the Year Ended December 31, 1996
                                   (Unaudited)



                                        Pro Forma Adjustments
                                        ---------------------
                              The          1997      Smoketown        The
                            Company      Acquired     Stations      Company
                          Historical    Properties     Center      Pro Forma
                          ---------------------------------------------------
                               (In thousands, except per share amounts)

REVENUE
Rental income               $51,292      $4,581(a)     $5,756(a)     $61,629
Other income                  3,033           -            -           3,033
                          ---------------------------------------------------
                             54,325       4,581         5,756         64,662

EXPENSES
Rental operations             9,909       1,163(b)      1,159(b)      12,231
General and administrative    3,550           -           -            3,550
Depreciation                 11,876       1,259(c)      1,353(c)      14,488
Interest                     12,071         236(d)      3,494(d)      15,801
                          ---------------------------------------------------
                             37,406       2,658         6,006         46,070
                          ---------------------------------------------------
Net income (loss)           $16,919      $1,923        $ (250)       $18,592
                          ===================================================

PER SHARE DATA
Net income per share         $ 1.98                                   $ 1.83
                             ======                                   ======
Weighted average number
 of share outstanding         8,560                                   10,160(e)
                             ======                                   ======
OTHER DATA
Number of properties at
 end of period                   24                                       31
                             ======                                   ======




See accompanying proforma adjustments.





                              The Price REIT, Inc.

             Pro Forma Adjustments to Condensed Statement of Income

                      For the Year Ended December 31, 1996
                                   (Unaudited)
                                 (In Thousands)


(a) Record the rental income of the 1997 Acquired Properties and Smoketown Station Center (the "Properties").

(b) Record the rental operating expenses of the Properties less property management fees (as the Company self-manages its properties) as follows:

                                               1997       Smoketown
                                             Acquired     Stations
                                            Properties     Center
                                            -----------------------
    Rental operations                         $1,272       $1,269
    Less:  management fees                      (109)        (110)
                                            -----------------------
                                              $1,163       $1,159
                                            =======================

(c) Record the additional depreciation expense to be recognized for the acquisition of the Properties under the straight-line method as follows:

                                                                Smoketown
                              1997 Acquired Properties      Stations Center
                              -------------------------------------------------
                       Years    Cost      Depreciation    Cost    Depreciation
                      ---------------------------------------------------------
    Land                  -    $18,824      $    -       $14,694    $    -
    Land improvements    15      3,949         188         3,022       202
    Buildings            25     37,380       1,071        28,784     1,151
                               --------------------------------------------
                               $60,153      $1,259       $46,500    $1,353
                               ============================================


(d) Record the additional interest expense resulting from the acquisitions of the Properties with the proceeds from the unsecured line of credit, using the Company's weighted average interest rate on its unsecured line of credit for the year ended December 31, 1996 of 7.595%.

(e) Includes the issuance of 1.6 million shares of common stock sold on January 22, 1997.



                              The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                    For the Three Months Ended March 31, 1997
                                   (Unaudited)


The following unaudited pro forma condensed statement of income for the three months ended March 31, 1997 has been presented as if the Smoketown Stations Center and the 1997 Acquired Properties were acquired on January 1, 1997. The 1997 Acquired Properties include Westgate Market, Broadmoor Village, Richardson Plaza, Cityplace Market, Wendover Ridge Center and Arboretum Crossing Center. The unaudited pro forma condensed statement of income should be read in conjunction with the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 and Current Report on Form 8-K dated April 16, 1997 (and Amendment No. 1 thereto). In management's opinion, all adjustments necessary to reflect the above acquisitions and related significant transactions have been made. The unaudited pro forma condensed statement of income is not necessarily indicative of what actual results of operations would have been had the acquisitions and related transactions actually occurred as of January 1, 1997, nor does it purport to represent the results of operations of the Company for future periods.





                              The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                    For the Three Months Ended March 31, 1997
                                   (Unaudited)



                                           Pro Forma Adjustments
                                          -----------------------
                               The            1997     Smoketown      The
                             Company        Acquired    Stations    Company
                            Historical     Properties    Center    Pro Forma
                           --------------------------------------------------
                                 (In thousands, except per share amounts)


REVENUE
Rental income                $14,108       $ 1,348(a)   $ 1,469(a)   $16,925
Other income                   1,200           -            -          1,200
                           --------------------------------------------------
                              15,308         1,348        1,469       18,125

Expenses
Rental operations              2,744           173(b)       283(b)     3,200
General and administrative       954           -            -            954
Depreciation                   3,139           375(c)       338(c)     3,852
Interest                       3,025           245(d)       805(d)     4,075
                           --------------------------------------------------
                               9,862           793        1,426       12,081
                           --------------------------------------------------
Net income                   $ 5,446       $   555      $    43      $ 6,044
                           ==================================================

PER SHARE DATA
Net income per share        $ 0.53                                    $ 0.57
                            ======                                    ======
Weighted average number
 of shares outstanding      10,297                                    10,670
                            ======                                    ======

OTHER DATA
Number of properties at
 end of period                  29                                        31
                            ======                                    ======




See accompanying proforma adjustments.





                              The Price REIT, Inc.

             Pro Forma Adjustments to Condensed Statement of Income

                    For the Three Months Ended March 31, 1997
                                   (Unaudited)
                                 (In Thousands)


(a) Record the rental income of the Properties prior to acquisition by the Company.

(b) Record the rental operating expenses of the Properties less property management fees (as the Company self-manages its properties) prior to acquisition by the Company as follows:

                                              1997
                                            Acquired         Smoketown
                                           Properties     Stations Center
                                           ------------------------------
    Rental operations                         $182              $308
    Less:  management fees                      (9)              (25)
                                           ------------------------------
                                              $173              $283
                                           ==============================

(c) Record the additional depreciation expense to be recognized for the acquisition of the Properties under the straight-line method as follows:

                                                                Smoketown
                                1997 Acquired Properties     Stations Center
                                ----------------------------------------------
                        Years     Cost    Depreciation    Cost    Depreciation
                       --------------------------------------------------------
Land                      -     $18,824     $   -       $14,694      $  -
Land improvements        15       3,949        66         3,022        50
Buildings                25      37,380       374        28,784       288
                               ------------------------------------------------
                                $60,153       440       $46,500      $338
Less amount included in the
 company historical                           (65)
                                           --------
                                            $ 375
                                           ========

(d) Record the additional interest expense resulting from the acquisitions of the Properties with the proceeds from the unsecured line of credit, using the Company's weighted average interest rate on its unsecured line of credit for the three months ended March 31, 1997 of7.0%.



                    EXHIBIT 23.1



         Consent of Independent Auditors


The Board of Directors and Stockholders
The Price REIT, Inc.

We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 33-75548; Form S-8 No. 33-87812; Form S-3 No. 333-16787 and
related Prospectus) of The Price REIT, Inc. for the registration of 500,000 shares of its common stock; 600,000 shares of its common stock; and an aggregate maximum total of $175,000,000 of debt securities, preferred stock, common stock, and warrants for the purchase of its preferred stock or common stock, respectively, of our report dated June 24, 1997 with respect to the statement of revenue over specific operating expenses of the Smoketown Stations Center of The Price REIT, Inc. included in its Current Report on Amendment
No. 1 to Form 8-K dated May 28, 1997, filed with the Securities and Exchange Commission.

                                     /s/ Ernst & Young LLP

San Diego, California
July 22, 1997